Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	6/1/2017
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P. - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Non-Debtor Paragon Offshore Services LLC made, among other things, certain payments to the Debtors’ professionals and secured lenders approved under prior orders of the Court.  All such amounts were reconciled by intercompany payables from the Debtors’ accounts to the non-Debtors’ accounts.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for April 2017 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (March 2017) may not equate with the opening balances in MOR-4 (April 2017) due to ordinary course adjustments/reclassifications of certain tax liabilities after the March 2017 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Non Debtor on Behalf of Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(557)	$-	$-	$(557)	$1,088
Paragon Offshore plc	16-10386	(2,769)	-	(5,482)	(8,250)	193
Paragon Drilling Services 7 LLC	16-10387	(67)	-	-	(67)	-
Paragon Offshore Finance Company	16-10388	(2,831)	-	-	(2,831)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(15)	-	-	(15)	132
Paragon Offshore do Brasil Ltda.	16-10390	(635)	-	-	(635)	-
Paragon International Finance Company	16-10391	(23)	(1,191)	-	(1,215)	66
Paragon Asset (ME) Ltd.	16-10392	(15)	-	-	(15)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(20)	-	-	(20)	-
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(2,892)	-	-	(2,892)	2,495
Paragon Offshore (North Sea) Ltd.	16-10397	(41)	-	-	(41)	914
Paragon Duchess Ltd.	16-10398	(38)	-	-	(38)	-
Paragon (Middle East) Limited	16-10399	(634)	-	-	(634)	5,520
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	(132)	(2)	-	(134)	-
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(34)	-	-	(34)	-
Paragon Offshore (Nederland) B.V.	16-10404	(1,200)	(1,167)	-	(2,368)	-
Paragon Offshore Contracting GmbH	16-10405	(86)	(0)	-	(86)	6
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	-	(2)	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(798)	-	-	(798)	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	0	-	-	0	-

Total		$(12,791)	$(2,361)	$(5,482)	$(20,633)	$10,414

MOR-1a

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

					See Notes to the MOR related to MOR-1a

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385			$-	$-	$-	$-

Paragon Offshore plc	16-10386		Sub Total	344,716	345,015	344,835	345,000
	16-10386	Wells Fargo	6704	-	-	-	-
	16-10386	HSBC	9694	265	274	250	259
	16-10386	Goldman Sachs	3774	332,947	333,236	333,081	333,236
	16-10386	Bank of America	9069	11,504	11,504	11,504	11,504

Paragon Drilling Services 7 LLC	16-10387	Wells Fargo	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	Wells Fargo	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389		Sub Total	57	42	(77)	106
	16-10389	HSBC	3991	8	8	8	8
	16-10389	UBS	701L	49	35	(85)	98

Paragon Offshore do Brasil Ltda.	16-10390		Sub Total	4,403	3,816	4,280	3,652
	16-10390	Banco Itau	4000	4,320	3,737	4,273	3,649
	16-10390	Banco Bradesco	7775	4	4	4	-
	16-10390	Banco Itau	5004	79	75	3	3
	16-10390		Petty Cash			-	-

Paragon International Finance Company	16-10391		Sub Total	139,592	128,436	139,883	128,290
	16-10391	JPMorgan Chase	4670	-	-	-	-
	16-10391	Wells Fargo	4240	404	181	567	101
	16-10391	Wells Fargo	7219	-	-	-	-
	16-10391	Wells Fargo	7201	45	8	107	7
	16-10391	Wells Fargo	7227	0	17	-	-
	16-10391	Wells Fargo	7235	-	-	-	-
	16-10391	Wells Fargo	4355	-	-	-	-
	16-10391	Wells Fargo	1100	-	-	45	37
	16-10391	Goldman Sachs	3880	38,100	38,135	38,116	38,135
	16-10391	Bank of America	9959	4,544	4,470	4,551	4,302
	16-10391	Bank of America	4356	370	370	370	370
	16-10391	Bank of America	7633	92,353	82,401	92,353	82,401
	16-10391	Wells Fargo	9936	-	-	(20)	(20)
	16-10391	Bank of America	1478	-	-	58	58
	16-10391	Bank of America	3463	3,700	2,837	3,655	2,878
	16-10391	Bank of America	9016	76	17	81	22

Paragon Asset (ME) Ltd.	16-10392			-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393			-	-	-	-

Paragon Asset (UK) Ltd.	16-10394			-	-	-	-

Paragon FDR Holding Ltd.	16-10395	Wells Fargo	3867	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

					See Notes to the MOR related to MOR-1a

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396		Sub Total	795	682	881	703
	16-10396	HSBC	-001	0	0	0	0
	16-10396	HSBC	5110	6	6	6	6
	16-10396	HSBC	6490	17	-	17	-
	16-10396	HSBC	6500	1	-	1	-
	16-10396	Ecobank	9901	-	-	-	-
	16-10396	CCEI Bank GE Malabo	0000	9	9	-	-
	16-10396	Standard Charter	2501	299	299	299	299
	16-10396	HSBC	4001	94	342	93	342
	16-10396	Bank of America	1012	-	-	-	-
	16-10396	Wells Fargo	0570	-	-	7	(0)
	16-10396	Bank of America	7773	369	8	397	16
	16-10396	Wells Fargo	4872	-	-	43	7
	16-10396	Bank of America	7227	0	17	0	17
	16-10396		Petty Cash	-	-	17	15

Paragon Offshore (North Sea) Ltd.	16-10397			-	-	-	-

Paragon Duchess Ltd.	16-10398			-	-	-	-

Paragon (Middle East) Limited	16-10399			-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400		Sub Total	-	-	-	-
	16-10400	Wells Fargo	8969	-	-	-	-
	16-10400	Wells Fargo	1728	-	-	-	-
							-
Paragon Holding NCS 2 S.a r.l.	16-10401	Wells Fargo	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402		Sub Total	124	114	124	114
	16-10402	Wells Fargo	8256	-	-	(0)	-
	16-10402	Wells Fargo	8032	-	-	-	-
	16-10402	HSBC	3350	2	2	2	2
	16-10402	HSBC	7021	5	1	5	1
	16-10402	Bank of America	8378	29	28	29	28
	16-10402	Bank of America	3492	89	82	89	82

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403		Sub Total	40	40	156	128
	16-10403	Wells Fargo	3875	-	-	-	-
	16-10403	Standard Charter	0775	40	40	156	128

Paragon Offshore (Nederland) B.V.	16-10404		Sub Total	2,286	1,842	2,415	1,967
	16-10404	Wells Fargo	2286	-	-	-	-
	16-10404	Wells Fargo	1106	40	3	39	3
	16-10404	Barclays	6254	424	438	550	550
	16-10404	ABN AMRO	NL2A	1,227	1,369	1,226	1,378
	16-10404	Bank of America	0016	76	9	77	23
	16-10404	Bank of America	0024	28	6	28	(6)
	16-10404	Bank of America	3476	491	15	494	18
	16-10404	Bank of America	7760	-	-	-	-
	16-10404		Petty Cash	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

					See Notes to the MOR related to MOR-1a

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore Contracting GmbH	16-10405		Sub Total	2,640	2,505	2,642	2,506
	16-10405	Wells Fargo	8002	-	-	(0)	-
	16-10405	Wells Fargo	2377	-	-	-	-
	16-10405	Wells Fargo	8788	-	-	-	-
	16-10405	Banamex	8876	1,704	1,567	1,705	1,567
	16-10405	Banamex	4010	680	665	680	665
	16-10405	UBS	403W	16	16	16	16
	16-10405	Bank of America	8556	214	213	214	213
	16-10405	Bank of America	3489	27	45	27	45
	16-10405		Petty Cash			-	-

Paragon Offshore (Labuan) Pte. Ltd.	16-10406		Sub Total	1,181	1,179	1,181	1,179
	16-10406	Wells Fargo	7995	-	-	-	-
	16-10406	HSBC	-101	14	12	14	12
	16-10406	HSBC	-725	1,168	1,168	1,168	1,168

Paragon Holding SCS 2 Ltd.	16-10407			-	-	-	-

Paragon Asset Company Ltd.	16-10408			-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409			-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410		Subtotal	1,166	1,183	1,168	1,187
	16-10410	Wells Fargo	6362	-	-	-	-
	16-10410	BCEE	8000	1,166	1,183	1,168	1,187

	Total			$497,001	$484,854	$497,489	$484,832

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$-	$8,600
Richards, Layton & Finger, PA	64	869
AlixPartners LLP	390	4,552
Lazard, Freres & Co LLC	-	1,470
Norton Rose Fulbright US LLP	-	354
KCC	-	826
Total Payments to Professionals	$454	$16,671

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
4/01/16 - 04/28/17	Budget	Actual	F/(U)

Total Receipts	14,379	10,379	(4,000)

Total Operating Disbursements	(10,349)	(5,468)	4,881
Total Capital Expenditures	(3,487)	(17)	3,470
Total Payroll & Benefits	(3,450)	(4,041)	(591)
Total Other	(521)	(551)	(29)

Total I/C Disbursements to Non Debtor Entities	(10,651)	(10,058)	593

Total Disbursements	(28,457)	(20,134)	8,323

Net Operating Cash Flow	(14,079)	(9,755)	4,323

Deposits
Utility Deposits	-	-	-
Other	-	-	-
Total Deposits	-	-	-

Total Debt Service	(1,193)	(4,928)	(3,736)
Total Professional Fees	(8,045)	(2,827)	5,218

Total Non-Operating Disbursements	(9,238)	(7,756)	1,482

Net Cash Flow	(23,316)	(17,511)	5,806

Debtor Ending Cash Balance - Encumbered	126,035	140,161	14,126
Debtor Cash Balance - Unencumbered	344,586	344,741	155
Total Debtor Cash Balance	470,621	484,902	14,281

Non Debtor Ending Cash Balance	368,676	350,981	(17,695)
Total Debtor & Non Debtor Ending Cash Balance	839,297	835,884	(3,414)

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	April 1 - 30, 2017
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2017

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.

Operating Revenues
Contract Drilling Revenue	$1,153	$-	$-	$-	$-	$-
Reimbursable Revenues	2	-	-	-	-	21
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	2,978	-	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	1,156	2,978	-	-	-	21

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(430)	-	(152)	-	(6)	(0)
Reimbursable Expenses	(2)	-	-	-	-	(20)
Depreciation and Amortization	(579)	(6)	-	-	(334)	-
General & Administrative	-	(350)	-	-	3	-
Corporate Operations	-	-	-	-	-	-
Local Administrative Expense	(146)	-	-	-	-	(427)
Other Operating Expenses	-	(3,927)	-	-	-	-
Operating costs and expenses	(1,157)	(4,283)	(152)	-	(337)	(447)
	-	-	-	-	-	-
Operating Income	(2)	(1,304)	(152)	-	(337)	(426)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(2,172)	-	(3,038)	-	(2)
Interest Income	500	158	-	-	-	-
Reorganization Items	-	(5,871)	-	-	-	-
Other, net	(55)	(389)	-	-	3	86
Income before income taxes	443	(9,578)	(152)	(3,038)	(334)	(341)
Income tax provision	(49)	-	-	-	-	-
Net Income	394	(9,578)	(152)	(3,038)	(334)	(341)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2017

	16-10391	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$-	$1,550	$-	$1,793
Reimbursable Revenues	-	-	-	61	-	102
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	-	-	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	-	-	-	1,611	-	1,895

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	-	(60)	-	(426)	-	(1,216)
Reimbursable Expenses	-	-	-	(48)	-	(46)
Depreciation and Amortization	-	(356)	-	-	-	(130)
General & Administrative	(19)	-	-	-	-	-
Corporate Operations	-	-	-	-	-	(52)
Local Administrative Expense	-	-	-	14	-	(1,210)
Other Operating Expenses	-	-	(135)	(1,302)	(68)	(933)
Operating costs and expenses	(19)	(416)	(135)	(1,762)	(68)	(3,586)
	-	-	-	-	-	-
Operating Income	(19)	(416)	(135)	(151)	(68)	(1,691)

Other Income (Expense)
Interest expense, net of amount capitalized	(170)	-	-	-	-	-
Interest Income	67	-	-	-	33	-
Reorganization Items	-	-	-	-	-	-
Other, net	(103)	-	-	-	-	694
Income before income taxes	(226)	(416)	(135)	(151)	(34)	(997)
Income tax provision	-	-	-	-	-	-
Net Income	(226)	(416)	(135)	(151)	(34)	(997)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2017

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC

Operating Revenues
Contract Drilling Revenue	$-	$-	$5,236	$-	$-	$-
Reimbursable Revenues	-	-	43	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	-	933	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	-	-	6,212	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	12	(36)	(1,701)	-	(49)	(2)
Reimbursable Expenses	-	-	(34)	-	-	-
Depreciation and Amortization	-	-	(3,281)	-	(71)	-
General & Administrative	-	-	-	(4)	-	-
Corporate Operations	-	-	-	-	-	-
Local Administrative Expense	(4)	-	-	-	-	(59)
Other Operating Expenses	-	-	-	-	-	(3)
Operating costs and expenses	8	(36)	(5,016)	(4)	(120)	(64)
	-	-	-	-	-	-
Operating Income	8	(36)	1,196	(4)	(120)	(64)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(532)	-
Interest Income	-	-	-	-	1	31
Reorganization Items	-	-	-	-	-	-
Other, net	(12)	(0)	-	-	-	0
Income before income taxes	(4)	(36)	1,196	(4)	(651)	(33)
Income tax provision	-	-	(148)	-	-	-
Net Income	(4)	(36)	1,048	(4)	(651)	(33)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2017

	16-10403	16-10404	16-10405	16-10406	16-10407	16-10408
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.

Operating Revenues
Contract Drilling Revenue	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	992	-	-	-	-
Other Revenues	-	-	-	-	-	1,002
Operating revenues	-	992	-	-	-	1,002

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(56)	(1)	0	-	-	(2,905)
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	-	(23)	-	-	(3,184)
General & Administrative	-	-	(32)	-	-	-
Corporate Operations	-	(53)	-	-	-	-
Local Administrative Expense	9	(665)	(25)	(4)	-	(478)
Other Operating Expenses	-	(206)	(26)	-	(2,234)	(792)
Operating costs and expenses	(48)	(925)	(106)	(4)	(2,234)	(7,359)
	-	-	-	-	-	-
Operating Income	(48)	67	(106)	(4)	(2,234)	(6,357)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(500)	-	-	(1)
Interest Income	77	-	135	-	532	-
Reorganization Items	-	-	-	-	-	-
Other, net	1	(43)	(41)	0	-	-
Income before income taxes	31	24	(512)	(4)	(1,702)	(6,358)
Income tax provision	-	-	-	-	-	-
Net Income	31	24	(512)	(4)	(1,702)	(6,358)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending April 30, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.

Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Intercompany Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(99)
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(207)
General & Administrative	-	(15)
Corporate Operations	-	-
Local Administrative Expense	-	-
Other Operating Expenses	-	-
Operating costs and expenses	-	(320)
	-	-
Operating Income	-	(320)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(855)
Interest Income	911	-
Reorganization Items	-	-
Other, net	-	40
Income before income taxes	911	(1,136)
Income tax provision	-	-
Net Income	911	(1,136)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	April 1 - 30, 2017
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending April 30, 2017

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	345,000	-
Restricted Cash	-	-	-
Accounts Receivable	151,663	207,700	318,908
Prepaid Expenses & Deposits	58	635	-
Taxes Receivable	-	-	-
Total Other Current Assets	13,615	55	-
Total current assets	165,336	553,390	318,908
Investments in Subsidiaries	182,682	3,465,072	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,465,072	-
Gross PPE	97,464	480	45,499
Accumulated Depreciation	(78,802)	(116)	(44,499)
Property and Equipment	18,662	364	1,000
Other Assets	857	16,982	-
Deferred Financing Costs	-	-	-
Other Assets	857	16,982	-

Total assets	525,596	4,035,808	319,908

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	55,201	895,051	216,621
Payroll and Benefits Related Accruals	1,168	-	-
Taxes Payable	1,222	215	-
Interest Payable	-	268	-
Other Current Liabilities	4,438	1,402	-
Total current liabilities	62,029	896,936	216,621
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	1,983	2,501	-
Liabilities Subject to Compromise	-	1,709,947	-
Total liabilities	64,012	2,609,384	216,621

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	461,582	1,426,424	103,287
Ordinary Shares-par Val $.10 per sh	-	890	-
Capital in Excess of par value	(1,019,894)	1,504,027	206,689
Retained Earnings	1,481,475	(78,494)	(103,403)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	461,582	1,426,424	103,287
Total liabilities and shareholders’ equity	525,596	4,035,808	319,908

In re Paragon Offshore PLC, et al.	MOR-3

	Unaudited Balance Sheet
	(000’s)
	(See Notes to the MOR related to MOR-3)
	For Month Ending April 30, 2017

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	106	3,652
Restricted Cash	-	-	-
Accounts Receivable	1,469	164,266	17,947
Prepaid Expenses & Deposits	39	-	798
Taxes Receivable	-	295	9,694
Total Other Current Assets	-	-	-
Total current assets	1,508	164,667	32,091
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	151,830	2,727
Accumulated Depreciation	-	(131,383)	(2,721)
Property and Equipment	-	20,447	6
Other Assets	-	-	-
Deferred Financing Costs	-	-	-
Other Assets	-	-	-

Total assets	4,107,097	185,114	32,097

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	13,878
Accounts Payable	70,393	157,147	118,731
Payroll and Benefits Related Accruals	-	14	810
Taxes Payable	-	46	703
Interest Payable	202	-	1,104
Other Current Liabilities	1,001	-	3,028
Total current liabilities	71,596	157,207	138,254
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	634,616	-	-
Total liabilities	706,212	157,207	148,325

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	3,400,884	27,905	(116,225)
Ordinary Shares-par Val $.10 per sh	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(130,017)	100,073	(102,995)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	(18,738)
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	3,400,884	27,905	(116,225)
Total liabilities and shareholders’ equity	4,107,097	185,114	32,097

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending April 30, 2017

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	128,290	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,867,229	70,597	19,905
Prepaid Expenses & Deposits	120	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	-	236	-
Total current assets	3,995,451	70,833	24,080
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,478	-
Accumulated Depreciation	-	(45,436)	-
Property and Equipment	-	36,042	-
Other Assets	-	662	-
Deferred Financing Costs	-	-	-
Other Assets	-	662	-

Total assets	8,285,966	107,587	(1,315,363)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	5,209,269	2,554	15,164
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	-	1	1,817
Interest Payable	1,960	-	-
Other Current Liabilities	-	-	-
Total current liabilities	5,272,976	2,555	16,981
Total Long-Term Debt	33,653	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	5,306,629	2,555	16,981

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	2,979,337	105,031	(1,332,344)
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	50,431	60,730	(793,755)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	2,979,337	105,031	(1,332,344)
Total liabilities and shareholders’ equity	8,285,966	107,587	(1,315,363)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending April 30, 2017

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	703
Restricted Cash	-	-	-
Accounts Receivable	165,880	412,386	1,047,877
Prepaid Expenses & Deposits	-	-	1,267
Taxes Receivable	162	-	529
Total Other Current Assets	-	20,022	11,108
Total current assets	166,042	432,408	1,061,484
Investments in Subsidiaries	-	410,651	7,435
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,435
Gross PPE	-	-	45,235
Accumulated Depreciation	-	-	(33,907)
Property and Equipment	-	-	11,328
Other Assets	-	-	85
Deferred Financing Costs	-	-	-
Other Assets	-	-	85

Total assets	166,042	843,059	1,080,332

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	150,729	2,985	905,390
Payroll and Benefits Related Accruals	10	-	11,831
Taxes Payable	-	-	1,757
Interest Payable	-	-	-
Other Current Liabilities	-	-	168
Total current liabilities	150,739	2,985	919,146
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	150,739	2,985	920,279

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	15,303	840,074	160,052
Ordinary Shares-par Val $.10 per sh	5,000	-	-
Capital in Excess of par value	-	829,425	293,024
Retained Earnings	10,303	10,650	(133,260)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	289
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	15,303	840,074	160,052
Total liabilities and shareholders’ equity	166,042	843,059	1,080,332

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending April 30, 2017

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	242,657	240	364,054
Prepaid Expenses & Deposits	219	-	32
Taxes Receivable	194	135	-
Total Other Current Assets	-	-	263
Total current assets	243,070	375	364,349
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	377,166
Accumulated Depreciation	-	(991)	(321,744)
Property and Equipment	-	1,000	55,422
Other Assets	-	-	1,735
Deferred Financing Costs	-	-	-
Other Assets	-	-	1,735

Total assets	243,070	(45,735)	421,506

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	214,397	7,763	51,226
Payroll and Benefits Related Accruals	-	-	5,192
Taxes Payable	-	-	471
Interest Payable	-	-	-
Other Current Liabilities	-	-	917
Total current liabilities	214,397	7,763	57,806
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	214,397	7,763	57,806

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	28,673	(53,498)	363,699
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	19,108	(90,541)	295,432
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	28,673	(53,498)	363,699
Total liabilities and shareholders’ equity	243,070	(45,735)	421,506

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2017

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	114
Restricted Cash	-	-	-
Accounts Receivable	274,337	53,707	80,249
Prepaid Expenses & Deposits	-	-	3
Taxes Receivable	28	13	186
Total Other Current Assets	-	11	31
Total current assets	274,365	53,731	80,583
Investments in Subsidiaries	(1,506)	42,808	35,000
Intercompany Notes Receivable	-	300	13,385
Long Term Notes & Investments	(1,506)	43,108	48,385
Gross PPE	-	20,544	-
Accumulated Depreciation	-	(17,807)	-
Property and Equipment	-	2,737	-
Other Assets	-	133	-
Deferred Financing Costs	-	-	-
Other Assets	-	133	-

Total assets	272,859	99,709	128,968

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,751	61,012	66,694
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	3	21	1,620
Interest Payable	-	9,630	-
Other Current Liabilities	-	-	254
Total current liabilities	272,754	70,663	68,568
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,754	70,663	68,568

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	104	29,047	60,401
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	373,633	96,279	136,179
Retained Earnings	(373,529)	(67,233)	(75,778)
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	104	29,047	60,401
Total liabilities and shareholders’ equity	272,859	99,709	128,968

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2017

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	128	1,967	2,506
Restricted Cash	-	-	-
Accounts Receivable	6,753	436,046	296,000
Prepaid Expenses & Deposits	-	681	27
Taxes Receivable	1	521	152
Total Other Current Assets	77	14,933	946
Total current assets	6,959	454,148	299,631
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	33,653	7,959	49,686
Long Term Notes & Investments	33,653	7,959	79,686
Gross PPE	-	-	7,979
Accumulated Depreciation	-	-	(1,097)
Property and Equipment	-	-	6,882
Other Assets	-	1,521	-
Deferred Financing Costs	-	-	-
Other Assets	-	1,521	-

Total assets	40,612	463,628	386,199

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	68,662	270,631	116,559
Payroll and Benefits Related Accruals	125	663	-
Taxes Payable	30	59	1,904
Interest Payable	-	-	13,814
Other Current Liabilities	-	3,123	-
Total current liabilities	68,817	274,476	132,277
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	203	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	68,817	274,679	290,336

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	(28,204)	188,947	95,861
Ordinary Shares-par Val $.10 per sh	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,416	175,536	35,761
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	617	86
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	(28,204)	188,947	95,861
Total liabilities and shareholders’ equity	40,612	463,628	386,199

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2017

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,179	-	-
Restricted Cash	-	-	-
Accounts Receivable	9,972	33,192	944,638
Prepaid Expenses & Deposits	9	-	157
Taxes Receivable	-	-	-
Total Other Current Assets	-	9,630	5,392
Total current assets	11,160	42,822	950,187
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	915,274
Accumulated Depreciation	-	-	(781,225)
Property and Equipment	-	-	134,049
Other Assets	-	-	1,712
Deferred Financing Costs	-	-	-
Other Assets	-	-	1,712

Total assets	11,160	2,515,709	1,151,452

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	10,284	150,075	600,115
Payroll and Benefits Related Accruals	-	-	446
Taxes Payable	3	842	-
Interest Payable	-	-	52
Other Current Liabilities	-	-	598
Total current liabilities	10,287	150,917	601,211
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	18,759	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	10,287	169,676	601,511

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	874	2,346,033	549,942
Ordinary Shares-par Val $.10 per sh	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	364	(1,669,164)	263,770
Treasury Stock - at Cost	-	-	-
Accumulated Other Comprehensive Loss	-	-	-
Statutory Equity	-	-	-
Noncontrolling Interests	-	-	-
Total shareholders’ equity	874	2,346,033	549,942
Total liabilities and shareholders’ equity	11,160	2,515,709	1,151,452

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending April 30, 2017

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	1,187
Restricted Cash	-	-
Accounts Receivable	120,610	115,352
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	34
Total Other Current Assets	124,883	(123)
Total current assets	245,493	116,450
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	51,322
Accumulated Depreciation	-	(47,610)
Property and Equipment	-	3,712
Other Assets	-	296
Deferred Financing Costs	-	-
Other Assets	-	296

Total assets	1,476,445	48,290

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	279	27,484
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	-
Interest Payable	-	84,949
Other Current Liabilities	-	46
Total current liabilities	279	112,448
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	279	112,448

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	1,476,166	(64,159)
Ordinary Shares-par Val $.10 per sh	9	-
Capital in Excess of par value	1,325,327	1,519,680
Retained Earnings	150,830	(1,583,840)
Treasury Stock - at Cost	-	-
Accumulated Other Comprehensive Loss	-	-
Statutory Equity	-	-
Noncontrolling Interests	-	-
Total shareholders’ equity	1,476,166	(64,159)
Total liabilities and shareholders’ equity	1,476,445	48,290

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$7,808	$(1,689)	$(340)	$5,778
Payroll Tax	10,298	427	(1,029)	9,696
Withholding Tax	(11,880)	317	-	(11,563)
Property Tax	-			-
VAT Tax	(9,672)	(79)	(1)	(9,752)
Other Tax	2,664	154	-	2,818
Total Taxes	$(781)	$(870)	$(1,370)	$(3,022)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$53	$37	$31	$795	$916
Paragon Offshore plc	16-10386	0	-	179	252	432
Paragon Drilling Services 7 LLC	16-10387	68	2	-	-	69
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	5	14	52	(40)	31
Paragon Offshore do Brasil Ltda.	16-10390	42	30	215	-	288
Paragon International Finance Company	16-10391	236	65	176	335	813
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	221	189	0	0	411
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	185	54	126	463	829
Paragon Offshore (North Sea) Ltd.	16-10397	29	111	-	(3)	138
Paragon Duchess Ltd.	16-10398	29	3	-	(11)	21
Paragon (Middle East) Limited	16-10399	198	207	(11)	(45)	349
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	64	64
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	(20)	(20)
Paragon Leonard Jones LLC	16-10402	10	4	-	(0)	14
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	2	0	-	(14)	(11)
Paragon Offshore (Nederland) B.V.	16-10404	336	119	5	19	479
Paragon Offshore Contracting GmbH	16-10405	-	18	-	(23)	(5)
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	7	-	-	7
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	150	197	-	60	407
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	(30)	(30)

Total Accounts Payable		$1,567	$1,059	$774	$1,802	$5,201

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	April 1 - 30, 2017
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,220	$-	$6,561	$8,781	$1,111	$-	$-	$1,111	$-	$-	$-	$-	$9,893	$(6,561)	$3,332
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	49	-	513	562	-	-	-	-	562	(513)	49
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	196	-	-	196	1,619	-	-	1,619	-	-	-	-	1,815	-	1,815
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	2,550	-	11,017	13,567	1,828	39	2,531	4,398	-	-	-	-	17,965	(5,829)	12,136
Paragon Offshore (North Sea) Ltd.	16-10397	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Duchess Ltd.	16-10398	-	-	455	455	-	-	-	-	-	-	-	-	455	(455)	-
Paragon (Middle East) Limited	16-10399	9,418	-	-	9,418	5,194	-	0	5,194	-	-	-	-	14,612	-	14,612
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	-	-	-	-	-	-	12,033	12,033	-	-	-	-	12,033	(12,033)	-
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$14,385	$-	$18,032	$32,417	$9,801	$39	$15,077	$24,917	$-	$-	$-	$-	$57,334	$(25,391)	$31,943

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	April 1 - 30, 2017
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X